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                                                                   EXHIBIT 10(b)
                             WARRANTECH CORPORATION
                                150 WESTPARK WAY
                               EULESS, TEXAS 76040


                                   Dated: as of August 22, 2001


         RE: NONQUALIFIED STOCK OPTIONS TO PURCHASE 2,000,000 SHARES AT $2 PER SHARE


To:      American International Group, Inc., Optionee
         70 Pine Street
         New York, NY 10207


         Pursuant to the terms of that certain Settlement Agreement and Release of Claims, dated August 22, 2001, by and between Warrantech Corporation, American International Group, Inc. ("Optionee"), and others, and by authorization of the Board of Directors of Warrantech Corporation (the "Company"), on August 17, 2001, the Company has been authorized to grant you certain options to purchase shares of the Company's common stock, par value $.007 per share (the "Common Stock"), upon the terms and conditions hereinafter set forth. Capitalized terms used but not defined in the body of this letter shall have the respective meanings set forth on Appendix 1 attached hereto and made a part hereof.

        1. The Company hereby gives and grants you, subject to all of the provisions, terms and conditions contained herein, the rights and options to purchase up to the aggregate number of shares of Common Stock of the Company, and at the price per share, set forth above (the "Options").

        2. The Options may be exercised by you from time to time as to any or all of the shares at any time from the date hereof until August 22, 2006.

        3. Unless otherwise permitted by Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and approved in advance by the Company, the Options are not assignable or transferable by the Optionee. However, the Optionee may assign or transfer the Options in whole or in part to any affiliate of the Optionee. For purposes of this Section affiliate shall mean any corporation, partnership, or other entity in which Optionee owns a controlling interest, or which controls, or is under common control with, Optionee. In the event of such a transfer or assignment to an affiliate, the Company's consent shall not be necessary or required. In the event of a permissible assignment or transfer under this Section, the rights and benefits of the Optionee shall inure to assignee or transferee.

        4. The exercise of an Option shall be made by the delivery of a written notice of intention to exercise the Option (the "Exercise Notice"), specifying the number of shares then to be purchased under the Option. The Optionee shall, within ten (10) days after the delivery of the Exercise Notice, make payment in cash, by certified check or wire transfer of the exercise price for the aggregate number of shares of Common Stock covered by the Exercise Notice. In the event that the Optionee fails to remit the required payment within the specified time, the Exercise Notice shall be deemed void. Payment shall be a condition of issuance of Common Stock pursuant to exercise of an Option.

        Upon receipt of a duly executed Exercise Notice and payment of the aggregate exercise price for the shares of Common Stock covered by such Exercise Notice, the Company shall issue or cause the issuance of, in the name of the Optionee or the Optionee's legal representative, the shares of Common Stock purchased by such exercise of such Option. Said issuance shall occur within seven (7) days of receipt of payment as set forth above. The Company shall bear and cover all expenses, fees, or other costs associated with the issuance of the shares of Common Stock and the Company shall not pass on or charge the Optionee, in any manner, any such expenses, fees, or costs.


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        The Optionee will have no rights as a shareholder with respect to any shares covered by the Options until the issuance of the shares covered by the Option. Except as otherwise provided in Section 6 hereof, no adjustment shall be made for dividends or other rights for which the record date is prior to the issuance of such shares.

        5. The Company shall at all time reserve and keep available for issuance upon the exercise of the Options such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of all of the shares under the Options. The Company shall not amend its certificate of incorporation or bylaws in any way to adversely affect your rights under the Options. The Company represents and warrants that this agreement and the Options do not conflict with the certificate of incorporation or bylaws of the Company. The Company further represents and warrants that this agreement and the Options are duly executed and delivered. All shares of Common Stock which shall be so issuable, when issued upon exercise of the Options shall be duly authorized, validly issued, fully paid and nonassessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions.

        6. The aggregate number of shares subject to this Option and not theretofore delivered and the option price therefor will be appropriately adjusted if the number of issued shares of the Company is increased or reduced by change in par value, combination, split-up, reclassification, recapitalization, distribution of a dividend on the shares payable in stock, or the like after the date hereof. The foregoing adjustment shall be made so that Optionee shall receive, upon exercise of an Option, the number and class of securities or property that Optionee would have received in respect of the Common Stock issuable to Optionee if the Option had been exercised immediately prior to such event or the record date therefor, as applicable, and the agreements governing such transaction shall contain proper provision to effect that adjustment. The aggregate number of shares subject to this Option shall not be adjusted upon the issuance of any shares except as aforesaid. In the event of a "Change in Control," this Option shall be subject to the agreement of merger or reorganization or other applicable agreement. Such agreement may provide, without limitation, for the assumption of this Option by the surviving corporation or its parent, or for its continuation by the Company (if the Company is a surviving corporation). Alternatively, the Company may (i) upon written notice to the Optionee, provide that all shares which are the subject of the Option must be exercised, to the extent then exercisable, within a specified number of days of the date of such notice, at the end of which period the Option shall terminate; or (ii) terminate the Option in exchange for a cash payment equal to the excess of the fair market value of the shares subject to the Option (to the extent then exercisable) over the exercise price thereof.

        7. The Options may be redeemed to the extent not previously exercised in whole or in part at the option of Company, subject to the conditions set forth below in this Section, at any time, by notice given within thirty (30) days, after the occurrence of a "Redemption Event" at a price per share equal to the "Redemption Price."

                (a) The Company shall provide written notice to you of the time, manner and place of redemption (the "Redemption Date") of the Redemption Options and the Redemption Price (a "Redemption Notice") not less than sixty
(60) days prior to the Redemption Date. You may elect to exercise all or any part of the Redemption Options on or before such Redemption Date pursuant to
Section 4 hereof.

                (b) Unless there shall have been a failure to pay the Redemption Price, on the Redemption Date all of your rights in the Redemption Options will cease, except the right to receive the Redemption Price, without interest, and the Redemption Options will not, from and after such Redemption Date, be deemed to be outstanding.

        8. Neither the Options nor the shares that shall be received upon the exercise of the Options have been registered or qualified under the Securities Act or any other applicable state securities laws and the shares obtained pursuant to the exercise of an Option may be offered or sold only in compliance with the terms and conditions of the Options, and only if registered or qualified pursuant to said laws or if an exemption from such registration or qualification is available.

        9. You may be required to make an appropriate representation at the time of any exercise of an Option that it is your intention to acquire the shares being purchased for investment and not for resale or distribution. In addition, you may be required to agree in writing not to sell any shares acquired pursuant to an Option or any other shares of the Company that you may now or hereafter acquire except in compliance with the Securities Act; provided, however, that the Company shall be under no obligation to register any securities obtained pursuant to your exercise of your rights hereunder with the Commission, except as provided in Section 10 and Section 11 hereof. An appropriate


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legend restricting the sale of any such shares may be placed upon the certificates representing such shares and any resale must be in compliance with the Securities Act and the rules and regulations thereunder.

        10. If, at any time more than one hundred and twenty (120) days and less than three (3) years and one (1) day after the date hereof, you shall request the Company in writing to effect the registration under the Securities Act of all of your Registrable Shares (the "Registration Request"), then the Company shall use its best efforts to effect the registration under the Securities Act of such Registrable Shares. The Company shall be required to effect only one (1) such registration on your behalf under this Section 10; provided, however, that in the event that all of the shares requested by you to be registered pursuant to the Registration Request are not registered (for whatever reason), then you will be permitted to request the Company in writing to effect a registration under the Securities Act as many times as necessary until all Registrable Shares have been registered. However, notwithstanding the foregoing obligation, (x) the Company shall not be required to file any Registration Statement which would require the inclusion of audited financial statements for a period other than the Company's fiscal year; (y) the Company shall not be required to file any Registration Statement within one hundred twenty (120) days after the effective date of any Registration Statement in which you were entitled to have your Registrable Shares sold pursuant to your rights under Section 11 hereof and declined to do so, and (z) the Company shall have the right to defer any registration under this Section 10 for a period of ninety (90) days if the Board of Directors shall determine that such registration would interfere with a pending transaction of the Company.

                You shall bear the "Registration Expenses" incurred by the Company in connection with the Registration Request. In the event any securities in addition to the Registrable Shares are registered under the Securities Act in the Registration Statement requested by you in a Registration Request, you shall be responsible for the Registration Expenses of such registration pro-rata in accordance with the number of your Registrable Shares included in such registration.

        11. Whenever the Company proposes to file a Registration Statement (other than a Registration Statement covering shares to be sold solely for the account of other holders of the Company's securities) at any time and from time to time, it will, prior to such filing, give written notice to you of its intention to do so; provided, that, to the extent relevant, such notice shall describe any determination of the managing underwriter pursuant to Section 11(b) hereof.

                (a) Upon your written request given within twenty (20) days after the Company provides such notice (which request shall state the intended method of disposition of such Registrable Shares), the Company shall use its best efforts to cause all Registrable Shares which the Company has been requested by you to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in your request; provided, that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Section 11(a) without obligation to you.

                (b) If the registration for which the Company gives notice pursuant Section 11 above is an underwritten registered public offering, the Company shall so advise you as a part of the written notice given pursuant to said Section 11. In such event, your right to include your Registrable Shares in such registration pursuant to this Section 11(a) shall be conditioned upon your participation in such underwriting on the terms set forth herein. You (together with the Company and all other holders of the Company's securities distributing their securities through such underwriting) shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for the underwriting by the Company. In the event that (for any reason) the Company limits the number of Registrable Shares to be included in the registration and underwriting, the number of Registrable Shares that Optionee has requested for registration and underwriting shall not be reduced or cut back.

                (c) Notwithstanding the foregoing, the Company shall not be required, pursuant to this Section 11, to include any Registrable Shares in a Registration Statement if such Registrable Shares can then be sold pursuant to Rule 144(k) under the Securities Act.

        12.     Any registration of Registrable Shares, whether pursuant to
Section 10 or Section 11 hereof, shall be effected in accordance with the provisions of Annex 2 attached to this Agreement and made a part hereof.

        13. All notices, requests, demands or other communications hereunder shall be in writing, shall be deemed to have been duly given when delivered by certified mail, return receipt requested, or confirmed facsimile transmission (or to a changed address of which notice shall have been in a manner herein provided) as follows:



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         If to the Company:

                  Joel San Antonio, Chairman and
                    Chief Executive Officer
                  Warrantech Corporation
                  150 Westpark Way
                  Euless, Texas 76040

                  Fax No.: (817) 685-5540



         With a copy to:

                                    Ralph A. Siciliano, Esq.
                                    Tannenbaum Helpern
                                    Syracuse & Hirschtritt LLP
                                    900 Third Avenue
                                    New York, New York 10022

                                    Fax No. (212) 371-1084

         If to Optionee:

                                    Peter A. Scarpato, Esq.
                                    Vice President & Counsel Off-Risk Management
                                    American International Group, Inc.
                                    70 Pine Street
                                    New York, New York 10270

                                    Fax No. (212) 943-4334


         With a copy to:

                                    Edward P. Krugman, Esq.
                                    Cahill Gordon & Reindel
                                    80 Pine Street
                                    New York, New York 10005

                                    Fax No. (212) 269-5420

        14. This Agreement concerning the Options shall be binding upon and shall inure to the benefit of any successors or assigns of the Company, and, to the extent herein provided, shall be binding upon and inure to the benefit of your legal representatives.

        15. This Agreement concerning the Options may be amended only by written instrument executed by you and the Company.

        16. This Agreement concerning the Options shall be construed in accordance with the laws of the State of Delaware, applicable to contracts performed within such State, without giving effect to conflicts to law principles.

        17. This Agreement concerning the Options may be signed in counterparts.


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        If the foregoing is in accordance with your understanding and approved by you, please so confirm by signing and returning the duplicate of this letter enclosed for that purpose.


                                         Very truly yours,

                                         WARRANTECH CORPORATION



                                         By:  s/Joel San Antonio
                                              ------------------
                                              Name:  Joel San Antonio
                                              Title: CEO Warrantech Corporation

                The undersigned hereby confirms that the foregoing is in accordance with its understanding and is hereby agreed and accepted in its entirety as of the date of the above letter.

American International Group, Inc., Optionee

By: s/Charles R. Schader
    --------------------
Name: Charles R. Schader
Title: Senior Vice President


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                                   APPENDIX 1
                                   Definitions

        1. "CHANGE IN CONTROL" shall mean the occurrence of any "person" (as defined in Section 13(d) of the Exchange Act), other than the Company, its parent or subsidiary or employee benefit plan or trust maintained by the Company, its parent or subsidiary,

                (a) becoming the "beneficial owner" (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of more than 50% of the shares of Common Stock of the Company outstanding at such time on a fully diluted basis, without the prior approval of the Board of Directors of the Company, and

                (b) acquiring majority control of the Board of Directors of the Company.

        2. "COMMISSION" means the Securities and Exchange Commission.

        3. "EXCHANGE ACT" means the Securities Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

        4. "FAIR MARKET VALUE" shall mean the market price of shares of Common Stock, determined by the board of directors as follows:

                           (a) If the shares of Common Stock were traded over-the-counter on the date in question but were not classified as a national market issue, then the Fair Market Value shall be equal to the mean between the last reported representative bid and asked prices quoted by the NASDAQ system for such date;

                           (b) If the shares of Common Stock were traded over-the-counter on the date in question but were classified as a national market issue, then the Fair Market Value shall be equal to the last-transaction price quoted by the NASDAQ system for such date;

                           (c) If the shares of Common Stock were traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date; and

                           (d) If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the board of directors of the Company in good faith on such basis as it deems appropriate.

                           (e) When possible, the determination of Fair Market Value by the Board of Directors of the Company shall be based on the prices reported in The Wall Street Journal. The determination on the Board of Directors of the Company shall be conclusive and binding on all persons.

        5. "PROSPECTUS" means the prospectus included in any Registration Statement, as amended or supplemented by an amendment or prospectus supplement, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

        6. "REDEMPTION EVENT" shall be deemed to occur if the Common Stock has been trading for any five (5) consecutive trading days at $3.00 or more per share, determined by taking the average between the bid and the ask of the Common Stock on each such day as provided in Section 4 of this Annex 1 in connection with the calculation of the Fair Market Value of a share of Common Stock.

        7. "REDEMPTION OPTIONS" means those Options that the Company requests to redeem pursuant to a Redemption Notice.


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        8. "REDEMPTION PRICE" is $.001 times the number of Options that the
Company requests to redeem pursuant to a Redemption Notice, plus any dividends declared but unpaid thereon, subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares.

        9. "REGISTRATION EXPENSES" shall mean all expenses incurred by the Company in complying with Section 10 of this Option, including, without limitation, all registration and filing fees, exchange listing fees, printing expenses, reasonable fees and expenses of counsel selected by you to represent you, state Blue Sky fees and expenses, and the expense of any special audits incident to or required by any such registration. Registration Expenses shall not include underwriting discounts, selling commissions and the fees and expenses.

        10. "REGISTRATION STATEMENT" means a registration statement filed by the Company with the Commission for a public offering and sale of securities of the Company (other than a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a similar limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation).

        11. "REGISTRABLE SHARES" means

                  (a) the shares of Common Stock issued or issuable upon exercise of the Options; and

                  (b) any other shares of Common Stock issued in respect of such shares (because of stock splits, stock dividends, reclassifications, recapitalizations, or similar events); provided, however, that shares of Common Stock which are Registrable Shares shall cease to be Registrable Shares upon any sale pursuant to a Registration Statement or Rule 144 under the Securities Act.

        10. "SECURITIES ACT" means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

ANNEX 2

REGISTRATION PROCEDURES

            1. If and whenever the Company is required by the provisions of this Agreement to use its best efforts to effect the registration of any Registrable Shares under the Securities Act, the Company shall:

                (a) file with the Commission a Registration Statement with respect to such Registrable Shares and use its best efforts to cause that Registration Statement to become effective as soon as practicable;

                (b) as expeditiously as possible prepare and file with the Commission any amendments and supplements to the Registration Statement and the prospectus included in the Registration Statement as may be necessary to comply with the provisions of the Securities Act (including the anti-fraud provisions thereof) and to keep the Registration Statement effective for eight (8) months from the effective date or such lesser period until all such Registrable Shares are sold;

                (c) as expeditiously as possible furnish to you such reasonable numbers of copies of the Prospectus, including any preliminary Prospectus, in conformity with the requirements of the Securities Act, and such other documents as you may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares owned by you;

                (d) as expeditiously as possible use its best efforts to register or qualify the Registrable Shares covered by the Registration Statement under the securities or Blue Sky laws of such states as you shall reasonably request, and do any and all other acts and things that may be necessary or desirable to enable you to consummate the public sale or other disposition in such states of the Registrable Shares owned by you; provided, however, that the Company shall not be required in connection with this Section 1(d) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction;

                (e) as expeditiously as possible, cause all such Registrable Shares to be listed on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed;


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                (f)     promptly provide a transfer agent and registrar for all
such Registrable Shares not later than the effective date of such Registration Statement;

                (g) promptly make available for inspection by you, any managing underwriter participating in any disposition pursuant to such Registration Statement, and any attorney or accountant or other agent retained by any such underwriter or selected by you, all financial and other records, pertinent corporate documents and properties of the Company and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by you, any such, underwriter, attorney, accountant or agent in connection with such Registration Statement;

                (h) as expeditiously as possible, notify you, promptly after it shall receive notice thereof, of the time when such Registration Statement has become effective or a supplement to any Prospectus forming a part of such Registration Statement has been filed; and

                (i) as expeditiously as possible following the effectiveness of such Registration Statement, notify you of any request by the Commission for the amending or supplementing of such Registration Statement or Prospectus.

        2. If the Company has delivered a Prospectus to you and after having done so the Prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify you and, if requested, you shall immediately cease making offers of Registrable Shares and return all Prospectuses to the Company. The Company shall promptly provide you with revised Prospectuses and, following receipt of the revised Prospectuses, you shall be free to resume making offers of the Registrable Shares.

        3. In the event that, in the judgment of the Company, it is advisable to suspend use of a Prospectus included in a Registration Statement due to pending material developments or other events that have not yet been publicly disclosed and as to which the Company believes public disclosure would be detrimental to the Company, the Company shall notify you to such effect, and, upon receipt of such notice, you shall immediately discontinue any sales of Registrable Shares pursuant to such Registration Statement until you have received copies of a supplemented or amended Prospectus or until you are advised in writing by the Company that the then current Prospectus may be used and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus. Notwithstanding anything to the contrary herein, the Company shall not exercise its rights under this Section 3 to suspend sales of Registrable Shares for a period in excess of sixty (60) days in any 365-day period.